UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 11, 2016

LIME ENERGY CO.

(Exact name of registrant as specified in charter)

DELAWARE	001-16265	36-4197337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Gateway Plaza, 100 Mulberry Street, Newark, New Jersey 07102

(Address of principal executive offices)

(201) 416-2559
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.                Changes in Registrant’s Certifying Accountant.

As previously disclosed by Lime Energy Co. (the “Company”) on its Current Report on Form 8-K filed February 16, 2016 (the “Original Report), the Audit Committee (the “Committee”) of the Board of Directors of the Company appointed CohnReznick LLP (“CohnReznick”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2016. In connection with this appointment, the Company informed BDO USA, LLP (“BDO”) that the Company had determined not to appoint BDO to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2016 and that BDO’s engagement would terminate upon the issuance of BDO’s report on the Company’s consolidated financial statements for the fiscal year ended December 31, 2015.

This Current Report on Form 8-K/A amends the Original Report to confirm that, upon BDO’s issuance of its report on the Company’s consolidated financial statements for the fiscal year ended December 31, 2015, in connection with the Company’s filing of its Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (the “Form 10-K”), BDO completed its engagement. Such report was issued March 30, 2016.

During the Company’s fiscal years ended December 31, 2014 and December 31, 2015, and the subsequent interim period through March 30, 2016, (i) the Company had no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure that, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter thereof in connection with its reports on the financial statements for such periods, and (ii) there were no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K, except for the material weakness reported in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2015 and the change in controls reported in the Form 10-K.

BDO’s audit report on the Company’s consolidated financial statements for the fiscal years ended December 31, 2013 and 2014, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided BDO with a copy of the disclosures it is making in this Current Report on Form 8-K/A prior to filing it with the Securities and Exchange Commission (the “SEC”) and requested that BDO furnish a letter addressed to the SEC stating whether or not BDO agrees with the above statements. A copy of BDO’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

During the Company’s fiscal years ended December 31, 2013, December 31, 2014 and December 31, 2015, and the subsequent interim period through March 30, 2016, neither the Company, nor anyone on its behalf, consulted CohnReznick regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s consolidated financial statements, (iii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iv) any “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Audit Committee’s engagement of CohnReznick will be submitted for stockholder approval at the Company’s 2016 Annual Meeting of Stockholders.

Item 9.01.                Financial Statements and Exhibits

(d)               Exhibits.

16.1      Letter of BDO USA, LLP, dated April 5, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIME ENERGY CO.

Dated: April 5, 2016	By:	/s/ Mary Colleen Brennan
Mary Colleen Brennan
Chief Financial Officer & Treasurer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter of BDO USA, LLP, dated April 5, 2016.